UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska 68137

(Address of principal executive offices)(Zip code)

James Ash, Gemini Fund Services, LLC.

4020 South 147th Street, Omaha, Nebraska 68137

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

3/31

Date of reporting period:  3/31/12

Item 1.  Reports to Stockholders.   Converted by EDGARwiz

altegris. TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

March 31, 2012

Altegris Macro Strategy Fund

A Series of Northern Lights Fund Trust

Annual Report

Class A (MCRAX)
Class C (MCRCX)
Class I (MCRIX)
Class N (MCRNX)

SUB-ADVISED BY
J.P. Morgan Investment Management, Inc.
270 Park Avenue
New York, NY 10017

877.772.5838

www.altegrismutualfunds.com

Dear Investor:

Fund Overview

The Altegris Macro Strategy Fund (the “Fund”) delivered a return since its June 1, 2011 inception through March 31, 2012 of -4.40% for its A shares (MCRAX), -4.50% for its N shares (MCRNX) and -4.20% for its I shares (MCRIX). The Fund launched a C share class (MCRCX) on October 20, 2011, with a return since that date of -4.22%. The Fund’s assets under management totaled $329. 8 million as of March 31, 2012.

The Fund aims to achieve absolute returns from income and capital appreciation by providing investors with liquid exposure to best-of-breed managers within the global macro strategy. The Fund is designed to offer investors the potential to reduce portfolio volatility and generate strong, non-correlated returns regardless of the direction of the broader securities markets. The Fund seeks to achieve this objective through robust asset allocation and manager selection, as well as the capabilities of the Fund’s experienced portfolio managers.

While the Fund seeks to deliver the key attributes of the global macro strategy, it is important to understand that it is not designed to closely track a particular strategy index. Furthermore, the diverse trading strategies and general lack of correlation among global macro managers within both relevant industry benchmarks and the Fund will often lead to divergent performance between the Fund and strategy indices such as the Barclay Global Macro Index.

We believe that the Fund offers investors a number of unique benefits, including:

•

Low correlation to broad market indices;

•

Exposure to an agile and opportunistic strategy that can trade both long and short positions across all four major asset classes—stocks, bonds (interest rates), currencies and commodities;

•

Portfolio benefits on a historical basis in market downturns (such as in Q3 2011); and

•

Diversification within a core liquid alternative investment portfolio that includes managed futures, equity long/short and fixed income long/short.

Portfolio Allocations

The Fund’s managers can be grouped within two primary categories: discretionary global macro and foreign exchange. Discretionary managers take a top-down approach to investing in stock index, currency, fixed income and commodity futures markets and utilize fundamental data such as supply and demand, GDP statistics, unemployment rates, the yield curve shape, etc., rather than solely rely on the price at which a certain contract is trading. This “go-anywhere” mandate allows managers to keenly spot market anomalies, mispriced assets and other significant shifts in economic patterns. The Fund’s discretionary exposure comprises the Denali Global Discretionary Program (Class Denali), a short-term strategy managed by Denali Asset Management, a firm with assets under management (AUM) of more than $1 billion as of March 31, 2012; and the Krom River Commodity Program (Class Krom), a commodity trading strategy managed by Krom River Investment Management, a firm with AUM of $890 million as of March 31, 2012.

Like discretionary global macro managers, foreign exchange macro managers generally utilize a fundamental approach to trade global currency markets. The concept behind this group is that a proper analysis of global growth, inflation, monetary policy, flow of funds and other fundamental factors can help predict currency movements over a medium-term time horizon. The Fund’s FX exposure comprises the Ortus FX Strategy (Class Ortus), a systematic approach focused on trading forex futures and forwards managed by Ortus Capital Management, a firm with AUM of $3.2 billion as of March 31, 2012; and the P/E FX Aggressive Strategy (Class PE), a systematic approach to trading the global currency markets managed by P/E Investments, a firm with AUM of $2.7 billion as of March 31, 2012.

Futures Allocation by Manager | As of 03/31/2012

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary, which will invest in the classes of the global macro securities shown above as issued by an Underlying Pool. Each class corresponds to the performance of a managed account at the Underlying Pool with the aim of providing aggregate exposure to the global macro programs selected by Altegris Advisors as if 100%–125% of the Fund’s net assets were invested in the programs.

The inception date for the Fund was June 1, 2011, with an initial NAV of $10.00. On June 7, 2011, Altegris made its initial investments in Class Denali (66.67% allocation) and Class P/E (33.33% allocation). On August 19, 2011, Altegris made initial investments in Class Krom and Class Ortus and maintained the following portfolio allocation through March 31, 2012:

Futures Allocation by Sector† | As of 03/31/2012

†Reflects a one-day Value at Risk (VAR) at the 95% confidence level in futures contracts and sectors held within global macro securities and does not include fixed income securities, cash, or cash equivalents. Sector allocations and positions held may vary depending on market conditions and may not be representative of the Fund’s current or future allocations. Portfolio positions are subject to change and should not be considered investment advice.

The data is estimated and obtained from third parties including managers, clearing firms and exchanges. These sources are believed to be reliable, but their accuracy cannot in all cases be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation. Chart total may not equal 100% due to rounding.

In order to pursue the Fund’s objectives, we have selected global macro managers that share a highly fundamental approach to trading the global markets—two that pursue a fully discretionary strategy, and two that trade currencies in a systematic manner. The managers all have decades of experience in their respective trading strategies, and bring complementary skills and unique risk-return characteristics to the Fund. Most importantly, we expect the low correlation among managers within the Fund as well as between the Fund and relevant strategy benchmarks to continue.

Market Commentary

When the Fund began trading in June 2011, a new headline was driving market sentiment seemingly every day. Negative sentiment built steadily during Q3 2011 due to a variety of macroeconomic factors—including the Great Debt Ceiling Debate and S&P’s downgrade of debt in the US, as well as lingering concerns over Europe’s core countries’ ability to support their peripheral brethren. In Q3 2011, the market continued to echo the familiar themes of global economic uncertainty and unresolved European debt issues that had been playing out through much of the year. As a result, fundamentals had little, if any, impact on market behavior. Unresolved economic issues created a “risk-on” to “risk-off” trading environment that kept switching back and forth through the end of the quarter. At the inception of 2012, however, a different macroeconomic picture began to emerge. January and February’s market moves were dominated by a return to optimism about global economic prospects. The predominant fundamentals were improving economic data in the US and growing optimism about a resolution of the European debt crisis. A positive economic environment appeared to be on the horizon. In March, however, negative Eurozone sentiment once again affected global markets, sending commodity and stock index futures, in particular, broadly downward.

Fund Performance

While month-to-month performance in the currency sector was meaningful, returns were flat for the period as a whole. The Fund’s strategic positioning within the sector was relatively consistent throughout most of 2011 and into 2012, as the prevailing fundamental stance of decelerating global growth and unease throughout Europe led our managers to take a risk-off position by shorting a variety of foreign currencies against the US dollar (and to a lesser extent, the Japanese yen). This positioning led to strong performance in the sector during the risk-off price action of Q3 2011, while managers gave back profits during the more sanguine market environment that characterized late 2011 and early 2012. At the end of the period, managers largely maintained this cautious positioning as Eurozone debt fears resurfaced.

The Fund generated gains in both the equity and fixed income sectors since inception.  The Fund has generally been trading both of these sectors with a bearish bias toward the global economy, resulting in solid profits from long bond and short equity positions during the risk-off environment in Q3 2011.

Commodity positions were the largest negative contributor to the Fund’s performance, as relatively small but consistent losses added up over the period. The latter half of 2011 was particularly challenging, as the Fund’s generally bullish positioning struggled in the face of declining commodity markets. Losses were broad based, and encompassed a wide range of commodities, including grains, softs, livestock, energy and metals.

While the Fund’s performance through March 2012 was mildly disappointing—due mainly to the lack of participation in the equity rally in the first quarter of 2012—we are pleased with the low volatility of the portfolio during the period. However, we understand why the Fund’s managers maintained cautious positioning, given their heightened sensitivity to global risks in the markets. As the Fund’s strong performance during Q3 2011 can attest, we remain firm in our belief that the nimble, opportunistic trading styles of these managers make the Fund well suited for a challenging market environment.

Class A Fund Performance by Sector | Since inception through 03/31/2012 Past performance is not necessarily indicative of future results.

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. The data is estimated and obtained from third parties including managers, clearing firms and exchanges. These sources are believed to be reliable, but their accuracy cannot in all cases be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

Manager Performance

Among our discretionary managers, Class Denali contributed -0.61% to the Fund’s performance during the period, due largely to the manager’s bearish views on the global economy.  This stance paid off during Q3, as the manager profited from long positions in US and core European fixed income, as well as short stock index positions in both the US and in Europe. Unfortunately, Q4 2011 and Q1 2012 proved more difficult, as Class Denali continued to doubt the global recovery and thus incurred losses across a variety of risk-off positions, including long positions in gold and the US dollar.

Class Krom contributed -2.37% to the Fund’s performance during the period. The latter half of 2011 proved particularly difficult for the manager, as long-biased commodity positions struggled in the face of increasing risk aversion during Q3, while long precious metal positions and a difficult energy trading environment resulted in losses during Q4.  Due in part to the losses experienced during 2011, the manager entered 2012 conservatively positioned, missing out on much the commodity rally during January and February, only to reenter the market in time for the sharp reversal that occurred during March.

While Class Denali and Class Krom held macro views that proved to be incorrect during the short period in question, both managers have a long history of capitalizing on their macro views over the longer term. We remain confident in the ability of both to profit from their in-depth fundamental and economic expertise.

Among our FX managers, Class Ortus contributed -1.36% to the Fund’s performance during the period, as gains during 2011 were more than offset by losses in Q1 2012 in the manager’s two core positions of long the Japanese yen and short the euro. These positions were fundamentally sound given the global economic backdrop, but market optimism regarding the European Central Bank’s long-term financing operation temporarily buoyed the euro while unexpected monetary easing by the Bank of Japan led to a significant sell-off of the yen and losses for Class Ortus in Q1.

Class P/E contributed -0.06% to performance during the period. The manager initially experienced substantial losses from short Australian dollar and Canadian dollar positions in June and July when Class P/E comprised a larger allocation of the Fund’s assets, but the manager subsequently rebounded and produced strong results from its long US dollar bias for the remainder of the period. Gains from short Australian dollar and euro positions drove performance for the balance of 2011 (particularly during the Fund’s strong Q3), while the manager profited from a short Japanese yen position (essentially neutralizing the negative yen performance from Class Ortus during Q1) in early 2012. At period end, both Class Ortus and Class P/E maintained a risk-off stance across the global currency markets, and we remain confident in the managers’ ability to produce strong risk-adjusted returns going forward.

Outlook

Until the market provides a greater level of certainty, we would expect the Fund’s managers to generally proceed with caution as the possibility of a downturn remains. More broadly, we believe that the ability of all of the Fund’s managers on a historical basis to opportunistically generate strong risk-adjusted returns in both up and down markets augurs well for the Fund, and should serve its investors well in this transitory environment. Managers’ themes can often take some time to develop, and we maintain our investment convictions in Denali, Krom, Ortus and P/E.

We thank you for investing in the Altegris Macro Strategy Fund, and look forward to enhancing our partnership with you.

Sincerely,

Allen Cheng

Matt Osborne

Chief Investment Officer

Executive Vice President

Co-Portfolio Manager

Co-Portfolio Manager

Altegris Macro Strategy Fund Performance Review | June 1, 2011–March 31, 2012

	2012 YTD	Q4 2011	Q3 2011	Since Inception*
Class A (NAV)	-3.43%	-1.59%	2.13%	-4.40%
Class A (max load)**	-8.95%	-7.22%	-3.73%	-9.90%
Class N (NAV)	-3.54%	-1.59%	2.13%	-4.50%
Class C (NAV)	-3.64%	NA	NA	-4.22%
Class I (NAV)	-3.43%	-1.49%	2.23%	-4.20%
Barclay Global Macro Index	2.77%	0.24%	-2.34%	-0.98%
BofA Merrill Lynch 3-month T-Bill Index	0.01%	0.00%	0.02%	0.03%

* The inception date of Class A, Class N and Class I is 06/01/11; the inception date of Class C is 10/20/11. PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. Returns for periods longer than one year are annualized. Barclay Global Macro Index is a monthly index; since inception performance shown since 05/31/11. BofA Merrill Lynch 3-Month T-Bill Index since inception performance shown since the inception date of Class A.

** The maximum sales charge (load) for Class A is 5.75%. Class A Share investors may be eligible for a reduction in sales charges. See prospectus for more information. The Fund’s adviser has contractually agreed to reduce fees and absorb expenses of the Fund until at least October 31, 2012. This agreement may be terminated by the Fund’s Board of Trustees on 60 days written notice to the adviser.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until October 31, 2012, to ensure that the net annual fund operating expenses will not exceed 1.95% for Class A, 1.95% for Class N, 2.70% for Class C and 1.70% for Class I. Without these waivers, the Fund’s total annual operating expenses would be 1.99% for Class A, 1.99% for Class N, 2.74% for Class C and 1.74% for Class I, subject to possible recoupment from the Fund in future years. Please review the Fund’s Prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call (888) 524-9441.

INDEX DEFINITIONS

BofA Merrill Lynch 3 month T-Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

Barclay Global Macro Index track the performance of ~175 global macro programs, by ending monthly values, net of fees, as reported to Barclay Hedge.

0788-NLD-5/24/2012

Converted by EDGARwiz

Altegris Macro Strategy Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2012

The fund's performance figures* for the period ending March 31, 2012, compared to its benchmarks:
Since Inception
June 1, 2011
Altegris Macro Strategy Fund - Class A	(4.40)%
Altegris Macro Strategy Fund - Class A with load	(9.90)% **
Altegris Macro Strategy Fund - Class C	(4.22)% ***
Altegris Macro Strategy Fund - Class I	(4.20)%
Altegris Macro Strategy Fund - Class N	(4.50)%
Bank of America Merrill Lynch 3-Month Treasury Bill Index ****	0.03%

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-888-524-9441.

** Class A with load total return is calculated using the maximum sales charge of 5.75%.
*** Inception date is October 20, 2011 for Class C shares.
**** Bank of America Merrill Lynch 3-Month Treasury Bill Index: Consists of U.S. Treasury Bills maturing in 90 days. Investors cannot invest directly in an index.

***** Initial investment has been adjusted for the maximum sales charge of 5.75%.

Holdings by type of investment	% of Net Assets
Bonds & Notes	33.8%
Commercial Paper	20.4%
Certificates of Deposit	10.8%
Discount Agency Notes	9.9%
U.S. Government Obligations	2.5%
Other, Cash & Cash Equivalents	22.6%
100.0%

Please refer to the Consolidated Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

Altegris Macro Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
March 31, 2012
Principal Amount ($)			Yield (a)	Maturity	Market Value
	SHORT-TERM INVESTMENTS - 77.4%
	BONDS & NOTES - 33.8%
5,000,000	Federal Home Loan Banks		4.5000	11/15/2012	$ 5,132,350
1,350,000	Federal National Mortgage Association (b)		1.8750	4/20/2012	1,351,161
10,000,000	United States Treasury Note		1.3750	3/15/2013	10,107,812
1,500,000	Federal Home Loan Banks		1.1250	5/18/2012	1,501,905
3,220,000	Federal National Mortgage Association (b)		0.5000	10/30/2012	3,225,635
6,530,000	Federal Home Loan Banks		0.3750	1/29/2013	6,538,326
3,000,000	Federal Home Loan Banks		0.2500	7/18/2012	3,000,660
3,250,000	Federal Home Loan Banks		0.2500	7/11/2012	3,251,008
12,450,000	Federal Home Loan Banks		0.2100	12/21/2012	12,450,747
3,100,000	Federal Home Loan Banks		0.2000	9/14/2012	3,101,674
6,000,000	Federal Home Loan Banks		0.2000	11/7/2012	6,001,980
3,000,000	Federal Home Loan Banks		0.1800	8/22/2012	3,000,330
10,000,000	Federal Home Loan Banks		0.1800	1/10/2013	9,993,800
2,500,000	Federal Home Loan Banks		0.1700	4/2/2012	2,500,000
3,000,000	Federal Home Loan Banks		0.1600	4/2/2012	3,000,000
7,000,000	Federal Home Loan Banks		0.1600	2/8/2013	6,992,860
2,000,000	Federal Home Loan Banks		0.1500	6/7/2012	1,999,960
3,900,000	Federal Home Loan Banks		0.1400	9/10/2012	3,899,142
5,600,000	Federal Home Loan Banks		0.1400	9/7/2012	5,599,720
7,450,000	Federal Home Loan Banks		0.1400	9/25/2012	7,450,596
3,900,000	Federal Home Loan Banks		0.1250	10/25/2012	3,898,869
7,500,000	Federal Home Loan Banks		0.1250	11/2/2012	7,497,450
	TOTAL BONDS & NOTES (Cost - $ 111,503,366)				111,495,985

	CERTIFICATES OF DEPOSIT - 10.8%
7,650,000	Bank of Montreal		0.1400	4/23/2012	7,650,000
6,050,000	Mizuho Corp. Bank		0.1800	4/5/2012	6,050,000
7,250,000	Norinchukin Bank		0.2100	4/4/2012	7,250,000
7,000,000	Royal Bank of Scottland		0.1100	4/25/2012	7,000,000
7,500,000	Toronto Dominion Bank		0.1300	4/13/2012	7,500,000
	TOTAL CERTIFICATES OF DEPOSIT (Cost - $35,450,000)				35,450,000

	COMMERCIAL PAPER - 20.4%
6,100,000	American Honda Finance Corp.		0.1000	4/9/2012	6,099,848
600,000	Argento Variable Funding Co. LLC (c)		0.2500	4/20/2012	599,917
3,009,000	Aspen Funding Corporation (c)		0.2300	4/18/2012	3,008,654
12,000,000	Bank of Nova Scotia		0.0700	4/2/2012	11,999,953
4,950,000	Cancara Asset Securitization (c)		0.2500	4/3/2012	4,949,897
5,100,000	Danaher Corp. (c)		0.1300	4/27/2012	5,099,503
6,250,000	General Electric Capital Corp.		0.0900	4/24/2012	6,249,625
2,400,000	Paccar Financial Corp.		0.1200	4/4/2012	2,399,968
6,000,000	PB Finance Delaware, Inc. (c)		0.6900	4/19/2012	5,997,815
6,700,000	Sumitomo Trust Banking Co. Ltd.(c)		0.1800	4/11/2012	6,699,631
6,800,000	Tasman Funding, Inc. (c)		0.3600	4/27/2012	6,798,164
2,500,000	Thames Asset Global Securitization (c)		0.3000	4/10/2012	2,499,791
5,050,000	Walt Disney Company (c)		0.0700	4/26/2012	5,049,745
	TOTAL COMMERCIAL PAPER (Cost - $67,452,511)				67,452,511

See accompanying notes to financial statements.
Altegris Macro Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
March 31, 2012
Principal Amount ($)			Yield (a)	Maturity	Market Value
	DISCOUNT AGENCY NOTES - 9.9%
7,000,000	Federal Home Loan Bank Discount Notes		0.0800	4/11/2012	$ 6,999,829
7,450,000	Federal Home Loan Bank Discount Notes		0.0800	4/20/2012	7,449,669
13,633,000	Federal Home Loan Bank Discount Notes		0.0100	4/2/2012	13,632,992
4,500,000	Federal Home Loan Mortgage Corp. Discount Notes (b)		0.1000	4/9/2012	4,499,887
	TOTAL DISCOUNT AGENCY NOTES (Cost - $32,582,377)				32,582,377

	U.S. GOVERNMENT OBLIGATIONS - 2.5%
6,300,000	United States Treasury Bill		0.0700	4/19/2012	6,299,874
2,000,000	United States Treasury Bill		0.0800	4/12/2012	1,999,947
	TOTAL U.S. GOVERNMENT OBLIGATIONS - (Cost - $8,299,821)				8,299,821

	TOTAL SHORT-TERM INVESTMENTS (Cost - $255,287,968)				255,280,694

No of Contracts	PURCHASED CALL OPTIONS - 0.7%			Maturity	Market Value
95	CRUDE OIL FUTURE @ 110			12/12/2012	649,800
170	CRUDE OIL FUTURE @ 110			12/15/2015	1,575,900
19	CRUDE OIL FUTURE @ 145			5/12/2012	190
47	NATURAL GAS @ 10			4/13/2013	470
95	NATURAL GAS @ 15			4/13/2013	950
	TOTAL PURCHASED CALL OPTIONS (Premiums - $2,416,830)				2,227,310

No of Contracts	PURCHASED PUT OPTIONS - 0.3%			Maturity	Market Value
189	EURO MILL WHT @ 180			5/12/2012	126
189	EURO MILL WHT @ 180			11/12/2012	62,289
142	EURO RAPESEED @ 410			5/12/2012	95
123	EURO RAPESEED @ 440			5/12/2012	82
66	EURO RAPESEED @ 400			11/12/2012	11,140
85	EURO RAPESEED @ 410			11/12/2012	21,606
95	LIVE CATTLE @ 126			12/12/2012	189,050
66	LIVE CATTLE @ 122			6/12/2012	176,880
218	LIVE CATTLE @ 126			10/12/2012	436,000
47	NAT GAS EURO @ 2			10/12/2012	55,413
	TOTAL PURCHASED PUT OPTIONS (Premiums - $862,274)				952,681

	TOTAL INVESTMENTS - 78.4% (Cost - $258,567,072) (d)				$ 258,460,685
	OTHER ASSETS LESS LIABILITIES - 21.6%				71,314,555
	NET ASSETS - 100.0%				$ 329,775,240

(a)	Represents annualized yield at date of purchase for discount securities and coupon for coupon based securities.
(b)

Issuers operate under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and Federal Home Loan Mortgage Corp. currently operate under a federal conservatorship.

(c)

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012 these securities amounted to  $40,703,117 or 12.34% of net assets.

(d)

Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $258,467,959 and differs from market value by net unrealized appreciation (depreciation) of securities for federal tax puposes is as follows:

			Unrealized Appreciation:		$ 9,591
			Unrealized Depreciation:		(16,865)
			Net Unrealized Depreciation:		$ (7,274)
See accompanying notes to financial statements.
Altegris Macro Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
March 31, 2012

SCHEDULE OF FINANCIAL FUTURES
LONG FUTURES CONTRACTS
			Notional	Notional
No. of			Value at	Value at	Unrealized
Contracts	Name	Expiration	Trade date (a)	March 31, 2012 (a)	Gain/(Loss)
	AUSTRALIAN DOLLAR DENOMINATED
176	90-DAY BANK BILL	Dec-12	$ 180,498,440	$ 180,573,254	$ 74,814

	EURO DENOMINATED
169	3MO EURO EURIBOR	Dec-13	55,735,533	55,774,995	39,462
104	MILL WHEAT EURO	Nov-12	1,387,380	1,433,413	46,033
110	RAPESEED EURO	May-12	3,385,655	3,598,776	213,121
43	RAPESEED EURO	Nov-12	1,241,455	1,343,029	101,574
					400,190
	UK POUNDS DENOMINATED
19	COCOA	Jul-12	467,680	448,695	(18,985)
57	COCOA	May-12	1,403,840	1,333,309	(70,531)
					(89,516)
	US DOLLAR DENOMINATED
292	90DAY EURO	Dec-13	72,361,250	72,430,600	69,350
215	90DAY EURO	Dec-14	53,060,961	53,032,438	(28,523)
84	BP CURRENCY	Jun-12	8,359,850	8,393,700	33,850
24	BRENT CRUDE	May-12	2,968,780	2,949,120	(19,660)
112	C$ CURRENCY	Jun-12	11,275,040	11,211,200	(63,840)
19	COCOA	May-12	460,190	421,610	(38,580)
9	COFF ROBUSTA 10tn	May-12	183,850	182,340	(1,510)
38	COFFEE 'C'	Jul-12	2,643,938	2,636,250	(7,688)
5	COFFEE 'C'	May-12	348,000	342,094	(5,906)
66	CORN	May-12	2,125,788	2,125,200	(588)
36	EURO FX CURR	Jun-12	6,013,311	6,002,550	(10,761)
19	GOLD 100 OZ	Jun-12	3,174,680	3,176,610	1,930
27	LIVE CATTLE	Dec-12	1,443,800	1,372,680	(71,120)
124	LIVE CATTLE	Jun-12	6,203,150	5,761,040	(442,110)
69	LIVE CATTLE	Oct-12	3,637,340	3,466,560	(170,780)
28	LME COPPER FUTURE	Dec-12	5,728,815	5,916,400	187,585
28	LME COPPER FUTURE	Jul-12	5,893,300	5,913,950	20,650
9	LME COPPER FUTURE	May-12	1,912,446	1,901,362	(11,084)
24	LME COPPER FUTURE	Sep-12	5,034,735	5,069,700	34,965
16	LME LEAD FUTURE	Apr-12	907,900	814,800	(93,100)
1	LME LEAD FUTURE	May-12	54,173	50,975	(3,198)
1	LME PRI ALUM	May-12	56,257	52,688	(3,569)
19	LME ZINC FUTURE	Jun-12	956,650	949,406	(7,244)
5	NATURAL GAS	Oct-12	137,830	128,450	(9,380)
14	NEW ZEALAND	Jun-12	1,140,510	1,140,440	(70)
19	PALLADIUM	Jun-12	1,310,080	1,242,790	(67,290)
38	PLATINUM	Jul-12	3,084,885	3,123,790	38,905
40	S&P500 EMINI	Jun-12	2,797,000	2,806,500	9,500
57	SOYBEAN OIL	May-12	1,867,290	1,884,420	17,130
5	US ULTRA BOND(CBT)	Jun-12	765,306	754,844	(10,462)
49	WTI CRUDE	Jun-12	5,195,560	5,073,460	(122,100)
					(774,698)

2,170	TOTAL LONG FUTURES CONTRACTS		$ 455,222,648	$ 454,833,438	$ (389,210)

See accompanying notes to financial statements.
Altegris Macro Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
March 31, 2012

SCHEDULE OF FINANCIAL FUTURES
SHORT FUTURES CONTRACTS

			Notional	Notional
No. of			Value at	Value at	Unrealized
Contracts	Name	Expiration	Trade date (a)	March 31, 2012 (a)	Gain/(Loss)
	CANDIAN DOLLAR DENOMINATED
(18)	S&P/TSX 60 IX	Jun-12	$ (2,536,528)	$ (2,543,016)	$ (6,488)

	EURO DENOMINATED
(24)	CAC40 10 EURO	Apr-12	(1,108,411)	(1,095,762)	12,649
(56)	EURO STOXX 50	Jun-12	(1,829,219)	(1,798,583)	30,636
(24)	Euro-BTP	Jun-12	(3,311,793)	(3,346,058)	(34,265)
(38)	MILL WHEAT EURO	May-12	(527,367)	(538,942)	(11,575)
					(2,555)
	UK POUNDS DENOMINATED
(56)	FTSE 100 IDX	Jun-12	(5,171,376)	(5,133,613)	37,763

	NORWEGIAN KRONE DENOMINATED
(8)	USD/NOK	Jun-12	(818,230)	(803,769)	14,461

	SWEDISH KRONA DENOMINATED
(6)	USD/SEK	Jun-12	(620,025)	(601,825)	18,200

	US DOLLAR DENOMINATED
(612)	A$ CURRENCY	Jun-12	(63,581,328)	(62,846,280)	735,048
(251)	BP CURRENCY	Jun-12	(24,688,588)	(25,081,175)	(392,587)
(12)	COCOA	May-12	(264,510)	(266,280)	(1,770)
(38)	COFFEE 'C'	Dec-12	(2,736,337)	(2,731,012)	5,325
(63)	COPPER	Dec-12	(5,896,250)	(6,066,900)	(170,650)
(63)	COPPER	Jul-12	(6,041,950)	(6,037,762)	4,188
(21)	COPPER	May-12	(2,004,175)	(2,008,125)	(3,950)
(52)	COPPER	Sep-12	(4,975,025)	(4,995,250)	(20,225)
(47)	CORN	Jul-12	(1,508,700)	(1,511,638)	(2,938)
(327)	EURO FX CURR	Jun-12	(53,481,881)	(54,523,162)	(1,041,281)
(11)	GOLD 100 OZ	Jun-12	(1,819,520)	(1,839,090)	(19,570)
(296)	JPN YEN CURR	Jun-12	(44,617,037)	(44,688,600)	(71,563)
(16)	LME LEAD	Apr-12	(878,100)	(814,800)	63,300
(23)	LME PRI ALUM	Jul-12	(1,279,398)	(1,227,338)	52,060
(24)	LME PRI ALUM	Jun-12	(1,280,561)	(1,273,200)	7,361
(29)	LME ZINC	Jun-12	(1,465,277)	(1,449,094)	16,183
(65)	MEXICAN PESO	Jun-12	(2,511,764)	(2,518,750)	(6,986)
(9)	SOYBEAN	May-12	(617,737)	(631,350)	(13,613)
(69)	SOYBEAN OIL	May-12	(2,228,358)	(2,281,140)	(52,782)
(6)	WTI CRUDE	Dec-12	(607,840)	(631,380)	(23,540)
(35)	WTI CRUDE	Dec-12	(3,232,800)	(3,296,300)	(63,500)
(70)	WTI CRUDE	May-12	(7,547,946)	(7,211,400)	336,546
					(664,944)

(2,369)	TOTAL SHORT FUTURES CONTRACTS		$ (249,188,031)	$ (249,791,594)	$ (603,563)

		Total unrealized gain/(loss) on Futures			$ (992,773)

See accompanying notes to financial statements.
CONSOLIDATED PORTFOLIO OF INVESTMENTS
March 31, 2012

SCHEDULE OF FINANCIAL FUTURES

(a)

This Schedule of Financial Futures provides the detail of futures contracts the fund held as of the date of the financial statements, March 31, 2012. The amounts shown in column 4 ("Notional Value at Trade Date") and column 5 ("Notional Value at March 31, 2012") of this Schedule are the underlying reference amounts to stock exchange indices, equities and foreign currencies upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund's futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. Finally, the notional values as set forth within this Schedule of Financial Futures do not purport to represent economic value at risk to the Fund. The Fund is fully at risk for its investment in the commodity pools outlined elsewhere in this report, which totals approximately $63,923,132.

Converted by EDGARwiz

See accompanying notes to financial statements.
Altegris Macro Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2012

ASSETS
Investment securities:
At cost	$ 258,567,072
At value	$ 258,460,685
Cash	53,956,520
Segregated cash at broker	21,974,340
Cash denominated in foreign currency (cost $106,722)	106,871
Receivable for Fund shares sold	570,378
Interest receivable	158,638
Prepaid expenses and other assets	81,495
TOTAL ASSETS	335,308,927

LIABILITIES
Management fees payable	688,178
Investment advisory fees payable	346,231
Incentive fees payable	516,877
Fees payable to other affiliates	42,743
Overdraft due to broker denominated in foreign currency	344,260
Unrealized depreciation on forward foreign currency exchange contracts	2,133,335
Unrealized loss on futures	992,773
Payable for Fund shares repurchased	212,801
Distribution (12b-1) fees payable	35,544
Accrued expenses and other liabilities	220,945
TOTAL LIABILITIES	5,533,687
NET ASSETS	$ 329,775,240

Composition of Net Assets:
Paid in capital	$ 339,189,062
Accumulated net investment loss	(4,908,685)
Accumulated net realized loss from investments	(1,267,501)
Net unrealized depreciation of investments and foreign currency	(3,237,636)
NET ASSETS	$ 329,775,240

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 62,655,646
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	6,558,321
Net asset value (Net Assets ÷ Shares Outstanding)
and redemption price per share (a)(b)	$ 9.55
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%) (c)	$ 10.13

Class C Shares (d):
Net Assets	$ 2,735,144
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	287,047
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 9.53

Class I Shares:
Net Assets	$ 167,289,685
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	17,472,240
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 9.57

Class N Shares:
Net Assets	$ 97,094,765
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	10,166,418
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 9.55

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(b) Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(c) On investments of $25,000 or more, the offering price is reduced.
(d) Class C Shares commenced operations on October 20, 2011.

See accompanying notes to financial statements.
Altegris Macro Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Period Ended March 31, 2012(a)

INVESTMENT INCOME
Interest	$ 137,243

EXPENSES
Advisor fees	2,079,466
Incentive fees	1,673,177
Management fees	1,556,901
Distribution (12b-1) fees:
Class A	56,476
Class C	5,764
Class N	119,376
Administrative services fees	334,998
Professional fees	72,961
Transfer agent fees	70,073
Non 12b-1 shareholder servicing fees	64,008
Registration fees	57,319
Trustees fees and expenses	56,869
Accounting services fees	44,626
Organization expenses	38,553
Printing and postage expenses	23,863
Custodian fees	17,278
Compliance officer fees	5,996
Interest expenses	2,546
Insurance expense	485
Other expenses	80,587
TOTAL EXPENSES	6,361,322
Less: Fees waived by the Advisor	(251,251)
NET EXPENSES	6,110,071

NET INVESTMENT LOSS	(5,972,828)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain/(loss) from:
Investments	323
Options contracts purchased	(1,694,065)
Foreign currency transactions	41,356
Futures contracts	2,743,444
Options contracts written	315,500
Forward foreign currency exchange contracts	(2,673,736)
Net Realized Gain/(Loss)	(1,267,178)

Net change in unrealized appreciation (depreciation) on:
Investments	(7,274)
Options contracts purchased	(99,113)
Foreign currency translations	(5,141)
Futures contracts	(992,773)
Forward foreign currency exchange contracts	(2,133,335)
Net Change in Appreciation/(Depreciation)	(3,237,636)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY	(4,504,814)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (10,477,642)

(a)	The Altegris Macro Strategy Fund commenced operations on June 1, 2011 and Class C Shares commenced operations on October 20, 2011.

See accompanying notes to financial statements.
Altegris Macro Strategy Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
March 31, 2012 (a)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$ (5,972,828)
Net realized loss on investments and foreign currency	(1,267,178)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(3,237,636)
Net increase in net assets resulting from operations	(10,477,642)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	74,966,808
Class C	2,901,393
Class I	194,276,593
Class N	108,948,668
Redemption fee proceeds:
Class A	1,347
Class C	38
Class I	3,936
Class N	2,757
Payments for shares redeemed:
Class A	(10,217,070)
Class C	(87,181)
Class I	(21,380,968)
Class N	(9,163,439)
Net increase from shares of beneficial interest transactions	340,252,882

NET INCREASE IN NET ASSETS	329,775,240

NET ASSETS
Beginning of Period	-
End of Period *	$ 329,775,240
*Includes accumulated net investment loss of:	$ (4,908,685)

SHARE ACTIVITY
Class A:
Shares Sold	7,600,890
Shares Redeemed	(1,042,569)
Net increase in shares of beneficial interest outstanding	6,558,321

Class C:
Shares Sold	295,959
Shares Redeemed	(8,912)
Net increase in shares of beneficial interest outstanding	287,047

Class I:
Shares Sold	19,669,719
Shares Redeemed	(2,197,479)
Net increase in shares of beneficial interest outstanding	17,472,240

Class N:
Shares Sold	11,101,520
Shares Redeemed	(935,102)
Net increase in shares of beneficial interest outstanding	10,166,418

(a)	The Altegris Macro Strategy Fund commenced operations on June 1, 2011 and Class C Shares commenced operations on October 20, 2011.

See accompanying notes to financial statements.
Altegris Macro Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period (1)

	Class A		Class C (2)	Class I		Class N
	Period Ended		Period Ended	Period Ended		Period Ended
	March 31, 2011		March 31, 2011	March 31, 2011		March 31, 2011
Net asset value, beginning of period	$ 10.00		$ 9.95	$ 10.00		$ 10.00

Income (loss) from investment operations:
Net investment gain/(loss) (3)	(0.36)		(0.22)	(0.34)		(0.36)
Net realized and unrealized gain/(loss) on investments	(0.09)		(0.20)	(0.09)		(0.09)
Total from investment operations	(0.45)		(0.42)	(0.43)		(0.45)

Redemption fees collected (4)	0.00		0.00	0.00		0.00

Net asset value, end of period	$ 9.55		$ 9.53	$ 9.57		$ 9.55

Total return (5,6)	(4.50)%	(7)	(4.22)%	(4.30)%	(7)	(4.50)%

Net assets, at end of period (000s)	$ 62,656		$ 2,735	$ 167,290		$ 97,095

Ratios including the expenses and income of AGMS Fund Limited:
Ratio of gross expenses to average net assets (8,9)	4.75%		5.50%	4.50%		4.75%
Ratio of net expenses to average net assets (9)	4.54%		5.29%	4.29%		4.54%
Ratio of net investment loss to average net assets (9)	(4.43)%		(5.17)%	(4.19)%		(4.44)%

Ratio excluding the expenses and income of AGMS Fund Limited:
Ratio of gross expenses to average net assets (8,9)	2.16%		2.91%	1.91%		2.16%
Ratio of net expenses to average net assets (9)	1.95%		2.70%	1.70%		1.95%
Ratio of net investment loss to average net assets (9)	(1.84)%		(2.59)%	(1.60)%		(1.86)%

Portfolio Turnover Rate (6)	0%		0%	0%		0%

(1) The Fund commenced operations on June 1, 2011.
(2) Class C Shares commenced operations on October 20, 2011.
(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Represents less than $0.01 per share.
(5)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(6) Not annualized.
(7)

Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(9) Annualized for periods less than one full year.

                                                                                                                    See accompanying notes to financial statements.

Altegris Macro Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2012

1.

ORGANIZATION AND CONSOLIDATION OF SUBSIDIARY

The Altegris Macro Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund commenced operations on June 1, 2011. The Fund’s investment objective is to seek absolute returns. The Fund seeks to achieve its investment objective by allocating its assets between Global Macro strategies and a Fixed Income Strategy.

The consolidated financial statements of the Fund include AGMS Fund Limited (“AGMS”), a wholly-owned and controlled subsidiary of which the Fund may invest up to 25% of its total assets. AGMS invests in the global derivatives markets through the use of a separate controlled foreign corporation (“CFC”), Global Macro Strategy Limited (“GMSL”). GMSL, a wholly–owned subsidiary, is a closed-ended fund incorporated as an exempted company under the Companies Law of the Cayman Islands on April 6, 2011 and is a disregarded entity for US tax purpose. GMSL uses one or more proprietary global macro trading programs (“global macro programs”), which are often labeled "managed futures" programs in one or more private investment vehicles or commodity pools (“unaffiliated trading companies”) advised by one or more commodity trading advisors (“CTAs”) registered with the U.S. Commodity Futures Trading Commission. Global macro programs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options, forward contracts, and other derivative instruments.

A summary of the Fund’s investment in AGMS is as follows:

	Inception Date of AGMS	AGMS Net Assets at March 31, 2012	% Of Total Net Assets at March 31, 2012
AGMS	4/13/2011	$ 63,923,132	19.38%

The Fund offers Class A, Class C, Class I and Class N shares. The Fund added Class C shares October 20, 2011. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class C and N shares of the Fund are offered at their NAV without an initial sales charge. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. All classes are subject to a 1% redemption fee on redemptions made with 30 days of the original purchase.  Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Altegris Macro Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation.  Options and Futures shall be valued at the close price at 4pm eastern time on the valuation date. Forward foreign exchange contract are valued by reference to the forward foreign exchange rate corresponding to the remaining life of the contract. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board of Trustees (“Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2012 for the Fund’s assets and liabilities measured at fair value:

Altegris Macro Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

Assets	Level 1	Level 2	Level 3	Total
Investments
Bonds & Notes	$ -	$ 111,495,985	$ -	$ 111,495,985
Certificate of Deposit	-	35,450,000	-	35,450,000
Commercial Paper	-	67,452,511	-	67,452,511
Discount Agency Notes	-	32,582,377	-	32,582,377
U.S. Government Obligations	-	8,299,821	-	8,299,821
Total Investments	$ -	$ 255,280,694	$ -	255,280,694
Derivatives
Purchase call options	-	2,227,310	-	2,227,310
Purchase put options	-	952,681	-	952,681
Futures	2,487,951	-	-	2,487,951
Derivative Total	2,487,951	3,179,991	-	5,667,942
Total	$ 2,487,951	$ 258,460,685	$ -	$ 260,948,636

Liabilities
Derivatives
Forward currency exchange contracts	$ -	$ (2,133,335)	$ -	$ (2,133,335)
Futures	(3,480,724)	-	-	(3,480,724)
Derivative Total	$ (3,480,724)	$ (2,133,335)	$ -	$ (5,614,059)

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the beginning of the reporting period.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid at least annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax year 2012. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably

Altegris Macro Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

 possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For tax purposes, AGMS is an exempted Cayman investment company. AGMS has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, AGMS is a CFC and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, AGMS net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the period ended March 31, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, Options, Futures and Foreign Exchange Contracts amounted to $0 and $0, respectively. For the period ended March 31, 2012, cost of purchases and proceeds from sales of U.S. Government securities, other than short-term investments, amounted to $0 and $0 respectively.

During the normal course of business, the Company purchases and sells various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the financial statements.

Market risk Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund.  The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments.  The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the schedule of investments.

Counterparty risk Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Fund by failing to discharge an obligation. A concentration of counterparty risk exists in that the majority of the Fund’s cash is held at the Broker. The Fund could be unable to recover assets held at the Prime Broker, including assets directly traceable to the Fund, with Newedge Group, (the “Prime Broker”) the event of the Broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

Liquidity risk Liquidity risk is the risk that the Fund will encounter difficulty in raising funds to meet commitments.  Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid.  As a result the Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Fund does not anticipate any material losses as a result of liquidity risk.

Currency risk The Fund invests in financial instruments and enters into transactions that are denominated in currencies other than its functional currency. Consequently, the Fund is exposed to risks that the exchange rate of its currency relative to other foreign currencies may change in a manner that has an adverse effect on the fair value or future cash flows of that portion of the Fund’s assets or liabilities denominated in currencies other than the USD. The Fund’s currency risk is managed on an

Altegris Macro Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

ongoing basis by the various CTAs in accordance with policies and procedures in place and may consider hedging significant foreign currency exposure should the need arises.

Futures and forwards - Futures and forward contracts are commitments either to purchase or sell a designated financial instrument, currency, commodity or an index at a specified future date for a specified price and may be settled in cash or another financial asset. Futures are standardized exchange-traded contracts whereas forwards are individually traded over- the-counter contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Futures contracts have little credit risk because the counterparties are futures exchanges. Forward contracts result in credit exposure to the counterparty.

Futures and forward contracts both result in exposure to market risk based on changes in market prices relative to contracted amounts. Market risks arise due to the possible movement in foreign currency exchange rates, indices, and securities’ values underlying these instruments. In addition, because of the low margin deposits normally required in relation to notional contract sizes, a high degree of leverage may be typical of a futures or forward trading account. As a result, a relatively small price movement in an underlying of a futures or forward contract may result in substantial losses to the Fund. While forward contracts are generally subject to liquidity risk, futures trading may also be illiquid. Certain futures exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day’s trading beyond certain set limits. If prices fluctuate during a single day’s trading beyond those limits, the Fund could be prevented from promptly liquidating unfavourable positions and thus could be subject to substantial losses.

As of March 31, 2012 the following Forward Currency Exchange contracts were open:

Forward Currency Contracts
						Unrealized
		Expiration	Currency Amount	Cost		Appreciation /(depreciation)
Purchase Contracts *	Currency	Dates	Purchased	(US $)	Fair Value
AUSTRALIAN DOLLAR	AUD	4/02-9/19/12	71,391,047	$ 74,851,972	$ 73,564,435	$ (1,287,537)
BRAZILIAN REAL	BRL	4/02-6/20/12	18,201,196	10,017,769	9,934,754	(83,015)
CANADIAN DOLLAR	CAD	4/02-9/19/12	68,583,106	68,814,825	68,607,978	(206,847)
CHILEAN PESO	CLP	4/09-6/20/12	1,953,136,125	3,991,842	3,980,800	(11,042)
CHINA YUAN RENMINBI	CNY	4/2/2012	13,988,560	2,211,630	2,220,630	9,000
CZECH KORUNA	CZK	4/02-6/20/12	93,092,595	5,010,323	5,007,763	(2,560)
EURO	EUR	4/02-4/23/12	33,169,626	44,109,184	44,260,066	150,882
HUNGARY FORINT	HUF	4/02-6/20/12	1,764,234,291	7,970,969	7,986,217	15,248
INDIAN RUPEE	INR	4/16-6/20/12	398,659,029	7,776,227	7,768,710	(7,517)
INDONESIAN RUPIAH	IDR	6/20-9/19/12	5,136,411,939	559,347	554,733	(4,614)
JAPANESE YEN	JPY	4/02-6/20/12	6,043,096,682	73,557,816	72,965,364	(592,452)
MEXICAN PESO	MXN	4/03-6/20/12	61,088,457	4,789,740	4,763,813	(25,927)
NEW ISRAELI SHEKEL	ILS	4/03-6/20/12	2,113,875	565,994	569,174	3,180
NEW ZEALAND DOLLAR	NZD	4/02-6/20/12	12,521,252	10,216,376	10,236,480	20,104
NORWEGIAN KRONE	NOK	4/02-6/20/12	28,960,092	5,025,896	5,079,225	53,329
PHILIPPINO PESO	PHP	6/20/2012	22,385,943	522,579	518,565	(4,014)
POLISH ZLOTY	PLN	4/18-6/20/12	6,238,133	1,988,420	1,996,148	7,728
REPUBLIC OF KOREA WON	KRW	6/20/2012	1,407,915,680	1,230,678	1,235,225	4,547
RUSSIAN ROUBLE	RUB	4/12-6/20/12	176,478,427	5,926,885	5,985,213	58,328
SINGAPORE DOLLAR	SGD	4/03-6/20/12	201,120	160,001	159,914	(87)
SOUTH AFRICAN RAND	ZAR	4/02-6/20/12	54,866,596	7,107,783	7,135,813	28,030
SWEDISH KRONA	SEK	4/02-4/18/12	48,972,102	7,355,407	7,400,264	44,857
SWISS FRANC	CHF	4/02-9/19/12	35,694,260	39,050,816	39,581,212	530,396
TAIWAN DOLLAR	TWD	6/20-9/19/12	3,536,112	120,000	120,149	149
TURKISH LIRA NEW	TRY	4/18-6/20/12	2,605,556	1,428,618	1,454,786	26,168
UK POUNDS	GBP	4/02-4/18/12	13,247,478	21,086,310	21,204,868	118,558

				$ 405,447,407	$ 404,292,299	$ (1,155,108)

Altegris Macro Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

						Unrealized
		Expiration	Curency amount	Cost		Appreciation /(depreciation)
Sales Contracts *	Currency	Dates	sold	(US $)	Fair Value
AUSTRALIAN DOLLAR	AUD	4/02-4/18/12	(27,610,909)	$ (28,648,586)	$ (28,557,563)	$ 91,023
BRAZILIAN REAL	BRL	4/02-6/20/12	(17,714,060)	(9,813,007)	(9,673,310)	139,697
CANADIAN DOLLAR	CAD	4/02-4/18/12	(34,893,390)	(35,091,776)	(34,928,250)	163,526
CHILEAN PESO	CLP	4/09-6/20/12	(1,775,320,695)	(3,590,014)	(3,623,965)	(33,951)
CHINA YUAN RENMINBI	CNY	3/5/2013	(28,092,124)	(4,423,260)	(4,436,715)	(13,455)
CZECH KORUNA	CZK	4/02-4/18/12	(61,024,760)	(3,268,802)	(3,282,822)	(14,020)
EURO	EUR	4/02-9/19/12	(95,430,527)	(126,406,511)	(127,374,240)	(967,729)
HUNGARY FORINT	HUF	4/02-4/18/12	(1,521,312,367)	(6,837,485)	(6,891,271)	(53,786)
INDIAN RUPEE	INR	4/16-6/20/12	(667,760,176)	(13,063,266)	(13,027,691)	35,575
INDONESIAN RUPIAH	IDR	6/20-9/19/12	(5,656,824,578)	(609,628)	(611,177)	(1,549)
JAPANESE YEN	JPY	4/02-4/18/12	(1,081,713,769)	(13,247,733)	(13,054,596)	193,137
MEXICAN PESO	MXN	4/03-4/18/12	(61,688,907)	(4,863,001)	(4,811,182)	51,819
NEW ISRAELI SHEKEL	ILS	4/18-6/20/12	(3,773,520)	(1,000,312)	(1,015,421)	(15,109)
NEW ZEALAND DOLLAR	NZD	4/02-4/18/12	(5,606,995)	(4,580,946)	(4,579,024)	1,922
NORWEGIAN KRONE	NOK	4/02-4/03/12	(2,549,038)	(446,940)	(447,655)	(715)
PHILIPPINO PESO	PHP	6/20/2012	(36,063,727)	(833,138)	(835,408)	(2,270)
POLISH ZLOTY	PLN	4/03-4/18/12	(559,133)	(179,363)	(179,453)	(90)
REPUBLIC OF KOREA WON	KRW	6/20/2012	(1,175,852,426)	(1,028,166)	(1,031,626)	(3,460)
RUSSIAN ROUBLE	RUB	4/12-6/20/12	(140,252,266)	(4,789,350)	(4,764,933)	24,417
SINGAPORE DOLLAR	SGD	6/20/2012	(2,560,277)	(2,027,766)	(2,036,115)	(8,349)
SOUTH AFRICAN RAND	ZAR	4/02-6/20/12	(48,622,424)	(6,286,861)	(6,332,507)	(45,646)
SWEDISH KRONA	SEK	4/02-6/20/12	(18,734,713)	(2,815,677)	(2,830,009)	(14,332)
SWISS FRANC	CHF	4/03-4/18/12	(6,274,665)	(6,923,632)	(6,953,136)	(29,504)
TAIWAN DOLLAR	TWD	6/20-9/19/12	(24,429,979)	(827,688)	(830,076)	(2,388)
TURKISH LIRA NEW	TRY	4/02-4/18/12	(409,899)	(226,568)	(229,134)	(2,566)
UK POUNDS	GBP	4/02-6/20/12	(28,684,421)	(45,430,232)	(45,900,656)	(470,424)

				$ (327,259,708)	$ (328,237,935)	$ (978,227)

Total unrealized gain on forward foreign currency contracts						$ (2,133,335)

 * For the purpose of this presentation, each cross-currency contract is shown as both a purchase and a sale against the US Dollar.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Fund enters into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

The number of option contracts purchased/written and the premiums received by the Fund for the period ended March 31, 2012 were as follows:

	Written Call Options		Written Put Options
	Number of	Premiums	Number of	Premiums
Call/Put Options	Contracts	Received	Contracts	Received
Options outstanding, beginning of period	-	$ -	-	$ -
Options purchased/written	679	247,465	230	172,713
Options closed	(150)	(88,025)	(50)	(97,574)
Options exercised	-	-	(157)	(275)
Options expired	(529)	(159,440)	(23)	(74,864)
Options outstanding, end of period	-	$ -	-	$ -

Altegris Macro Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

The amounts of derivative instruments disclosed, on the Consolidated Portfolio of Investments at March 31, 2012 is a reflection of the volume of derivative activity for the Fund.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of March 31, 2012:

Location on the Consolidated Statement of Assets and Liabilities
Derivates Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Commodity	Investment securities	Unrealized loss on futures
Interest contracts
Currency		Unrealized depreciation on forward foreign currency exchange contracts

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of March 31, 2012:

Asset Derivatives Investment Value
	Equity Contracts	Foreign Exchange Contracts	Commodity Contracts	Interest Rate contracts	Total Value at March 31, 2012
Futures	$ 90,548	$ 814,684	$ 1,399,094	$ 183,625	$ 2,487,951
Purchased Options	-	-	3,179,991	-	3,179,991
Forward Contracts	-	2,285,627	-	-	2,285,627
	$ 90,548	$ 3,100,311	$ 4,579,085	$ 183,625	$ 7,953,569

Liability Derivatives Investment Value
	Equity Contracts	Foreign Exchange Contracts	Commodity Contracts	Interest Rate contracts	Total Value at March 31, 2012
Futures	$ (6,488)	$ (1,600,214)	$ (1,800,773)	$ (73,249)	$ (3,480,724)
Forward Contracts	-	(4,418,962)	-	-	(4,418,962)
	$ (6,488)	$ (6,019,176)	$ (1,800,773)	$ (73,249)	$ (7,899,686)

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the period ended March 31, 2012:

Derivative Investment Type

Location of Gain (Loss) on Derivatives

Equity/Currency/Commodity/

Net realized gain/(loss) from options contracts purchased

    Interest rate contracts

Net realized gain (loss) from futures contracts

Net realized gain (loss) from option contracts written

Net realized gain (loss) from forward foreign currency exchange contracts

Appreciation (depreciation) on options contracts purchased

Appreciation (depreciation) on futures contracts

Appreciation (depreciation) on forward foreign currency exchange contracts

Altegris Macro Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the period ended March 31, 2012:

Realized gain/(loss) on derivatives recognized in the statement of operations
Derivative Investment type	Equity Contracts	Foreign Exchange Contracts	Commodity Contracts	Interest Rate contracts	Total Value at March 31, 2012
Futures	$ (771,367)	$ 5,722,336	$ (2,337,537)	$ 130,012	$ 2,743,444
Written options	-	(1,254)	284,426	32,328	315,500
Purchased Options	-	(285,828)	(1,402,566)	(5,671)	(1,694,065)
Forward Contracts	-	(2,673,736)	-	-	(2,673,736)
	$ (771,367)	$ 2,761,518	$ (3,455,677)	$ 156,669	$ (1,308,857)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the statement of Operations
	Equity Contracts	Foreign Exchange Contracts	Commodity Contracts	Interest Rate contracts	Total Value at March 31, 2012
Futures	$ 84,059	$ (785,530)	$ (401,680)	$ 110,377	$ (992,774)
Purchased Options	-	-	(99,113)	-	(99,113)
Forward Contracts	-	(2,133,335)	-	-	(2,133,335)
	$ 84,059	$ (2,918,865)	$ (500,793)	$ 110,377	$ (3,225,222)

4. INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

The business activities of the Fund, is overseen by the Board which is responsible for the overall management of the Fund. Altegris Advisors, L.L.C., serves as the Fund’s investment advisor (the “Advisor”). The Fund’s advisor delegates managements of the Fund’s Fixed Income strategy portfolio to J.P. Morgan Investment Management, Inc., who serves as the Sub-Advisor (the “Sub-Advisor”). The Fund employs Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an advisory agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, at an annual rate of 1.50% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement between the Advisor and Sub-Advisor, the Sub-Advisor is entitled to receive, on a monthly basis, an annual sub-advisory fee on the fixed income portion of the Fund’s average daily net assets. The Sub-Advisor is paid by the Advisor not the Fund.

The Fund's advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least October 31, 2012, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, Acquired Fund Fees and Expenses (GMSL) or extraordinary expenses such as litigation) will not exceed 1.95%, 2.70%, 1.70% and 1.95% of the daily average net assets attributable to each of the Class A, Class C, Class I and Class N shares, respectively. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.  For the period ended March 31, 2012, the Advisor waived fees in the amount of $251,251 that may be recaptured through March 30, 2015.

During the period ended March 31, 2012 GMSL engaged Denali Asset Management LLP (Denali), Krom River Investment Management (Krom), Ortus Capital Management (Ortus) and Queensboro Advisors, LLC (Queensboro) each a CTA to provide advisory services. Pursuant to the terms of the Advisory Agreement with GMSL, Denali, Krom, Ortus and Queensboro direct the Fund’s commodity trading activities under the Global Macro strategies. As compensation for its services and the related expenses borne by the Denali, Krom, Ortus and Queenboro, each a CTA, the Fund agrees to pay a management fees and incentive fees, respective to each CTA. Per Agreements for services rendered during the period ended March 31, 2012, the CTA’s, as a whole received, $1,556,901 in management fees and $1,673,177 in incentive fees of which $688,178 in management fees and $516,877 in incentive fees were payable at end of the period.

Altegris Macro Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to Class A and Class N shares. And at an annual rate of 1.00% of the average daily net assets attributable to Class C shares. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”); to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the period ended March 31, 2012, pursuant to the Plan, Class A, Class C and Class N shares paid $56,476, $5,764 and $119,376, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, Class I and Class N shares. The Distributor is an affiliate of GFS. During the period ended March 31, 2012, the Distributor received $140,269 in underwriting commissions for sales of Class A shares, of which $24,409 was retained by the principal underwriter or other affiliated broker-dealers.

Effective April 1, 2012, with the approval of the Board, the Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Each Fund pays the chairperson of the Audit Committee and the Lead Independent Trustee a pro rata share of an additional $2,500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

The administration of GMSL is performed by Maples Fund Services (Cayman) Limited (the “Administrator”). Pursuant to the terms of the Administration Agreement with GMSL, the Administrator receives a recurring fee accrued on a twice a week basis as a percentage of the net asset value of GMSL prior to subscriptions issued, and before any management fees accrued. Such fee is paid quarterly in arrears. The fee is subject to a monthly minimum charge of $23,000 for the first 6 months, $26,500 for the next 6 months and $30,000 per months thereafter and the Fund shall pay an acceptance fee of $2,500 for each class or series of shares initially issued by the Fund invested or to be invested in a CTA Portfolio. Additional fees may be incurred due to out of pocket expenses or additional services rendered.

The Fund is part of a series of Altegris Funds or (“Family”) comprised of the Fund, Altegris Managed Futures Strategy Fund and Altegris Futures Evolution Strategy Fund. The Family shares the minimum annual fees based on a percentage of the average net assets of each fund. Pursuant to separate servicing agreements with GFS, the funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Family. GFS provides a Principal Executive Officer and a Principal Financial Officer to each Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For the provision of these services, Gemcom receives customary fees from the Fund.

5.   REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs.  For the period ended March 31, 2012, Class A, Class C, Class I and Class N shares, assessed redemption fees in the amounts of $1,347, $38, $3,936 and $2,757, respectively.

Altegris Macro Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2012

6.  TAX COMPONENTS OF CAPITAL

Undistributed	Undistributed	Capital	Post October	Other Book/	Unrealized	Total
Ordinary	Long-Term	Loss	& Late Year	Tax	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Losses	Differences	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ -	$ (1,330,479)	$ (8,070,928)	$ (12,415)	$ (9,413,822)

As of March 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation/ (depreciation, accumulated net investment loss and accumulated net realized loss from security transactions are primarily attributable to the tax adjustments relating to the Fund’s holding in AGMS.

Permanent book and tax differences, primarily attributable to net operating losses resulted in reclassification for the period ended March 31, 2012 as follows: a decrease in paid in capital of $1,063,820; a decrease in accumulated net investment losses of $1,064,143; and an increase in accumulated net realized loss from security transactions of $323.

7.  NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

8.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

of Northern Lights Fund Trust:

We have audited the accompanying consolidated statement of assets and liabilities of Altegris Macro Strategy Fund (the Fund), including the consolidated portfolio of investments, as of March 31, 2012, and the related consolidated statement of operations and the consolidated statement of changes in net assets for the period June 1, 2011 (commencement of operations) to March 31, 2012, and the consolidated financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and broker. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Altegris Macro Strategy Fund at March 31, 2012, the consolidated results of its operations and the consolidated changes in its net assets for the period June 1, 2011 (commencement of operations) to March 31, 2012, and its consolidated financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

May 30, 2012

Altegris Macro Strategy Fund

EXPENSE EXAMPLES (Unaudited)

March 31, 2012

As a shareholder of the Altegris Macro Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Altegris Macro Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning October 1, 2011 and ending March 31, 2012.

Table 1.  Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading  “Expenses Paid During Period”.

Table 2.  Hypothetical Example for Comparison Purposes

Table 2 below provides information about hypothetical account values and hypothetical expenses based on the Altegris Macro Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Table 1
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
Actual
Expenses		10/1/11	3/31/2012	10/1/11 – 3/31/12
Class A	4.61%	$1,000.00	$950.30	$22.48
Class C **	5.29%	$1,000.00	$957.80	$23.20
Class I	4.46%	$1,000.00	$951.30	$21.76
Class N	4.92%	$1,000.00	$949.30	$23.98
Table 2
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period ***
Hypothetical
(5% return before expenses)		10/1/11	3/31/2012	10/1/11 – 3/31/12
Class A	4.61%	$1,000.00	$1,001.95	$23.07
Class C ****	5.29%	$1,000.00	$998.55	$26.43
Class I	4.46%	$1,000.00	$1,002.70	$22.33
Class N	4.92%	$1,000.00	$1,000.40	$24.60

  *       Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366). Class C shares annualized expense ratio, multiplied by the number of days in the period

           (164) divided by the number of days in the fiscal year (366).

  **     Class C shares (commencement of operations) October 20, 2011 to March 31, 2012.

***   Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

**** Please note that while the Fund’s Class C shares commenced operations on October 20, 2011, the hypothetical expenses paid during the period reflect projected activity for the full six month period for the purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period October 1, 2011 to March 31, 2012.

Approval of the Advisory Agreement – Altegris Macro Strategy Fund

In connection with a regular meeting held on March 23, 2011, the Board of Trustees (the "Board") of the Northern Lights Fund Trust (the "Trust"), including a majority of the Trustees who are not interested persons of the Trust or interested persons of any party to the investment advisory agreement (the "Independent Trustees"), discussed the approval of an investment advisory agreement (the "Advisory Agreement") between Altegris Advisors, LLC (the "Adviser") and the Trust, on behalf of the Altegris Macro Strategy Fund (the "Fund"). In considering the proposed Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement. These materials included: (a) information on the investment performance of the Adviser; (b) the Fund's management fees and operating expenses compared with similar mutual funds; (c) arrangements in respect of the distribution of the Fund's shares; (d) the overall organization of the Adviser; and (e) the financial condition of the Adviser.

Nature, Extent and Quality of Services.   A presentation was given by representatives of the Adviser regarding the Fund’s investment objective and investment strategies.  The Trustees then discussed the nature of the Adviser’s operations, the quality of the Adviser’s compliance infrastructure and the experience of its Fund management personnel. The Board then reviewed the capitalization of the Fund’s Adviser based on financial statements provided by the Adviser in the Board materials and concluded that the Fund’s Adviser were sufficiently capitalized (or had other financial resources) to meet its obligations to the Trust. The Trustees concluded that the Adviser has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  Because the Fund had not yet commenced operations, the Trustees could not consider investment performance of the Fund.  The Board concluded that the Adviser has potential to deliver favorable performance.

Fees and Expenses.  The Board noted that the Adviser would charge a 1.50% annual advisory fee based on the average net assets of the Fund.  The Trustees concluded that the Fund’s advisory fees as well as its overall expense ratio, were acceptable in light of the quantity of the services the Fund expects to receive from the Adviser, and the level of fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund, whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the anticipated size of the Fund for the initial two years of the Agreement, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. They also considered the profits to be realized by the Adviser from other activities related to the Fund.  The Trustees concluded that because of the Fund’s expense limitation agreement and the expected asset levels, the Board was satisfied that the Adviser’s level of profitability from its relationship with the Fund would not be excessive.

 Conclusion. In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling.  Based on the Trustees' deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the Advisory Agreement and concluded that the advisory fee is reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Approval of the Sub-Advisory Agreement

During the Meeting, the Board, including a majority of the Independent Trustees, also considered the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between JP Morgan Investment Management Inc. (“Sub-Adviser”) and the Trust, on behalf of Fund.  In considering the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement from the Sub-Adviser.  These materials included: (a) information on the investment performance of the Sub-Adviser; (b) the overall organization of the Sub-Adviser, (b) investment management staffing, (c) the financial condition of the Sub-Adviser. The following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Sub-Advisory Agreement include the following:

Nature, Extent and Quality of Services.   The Trustees discussed the nature of the Sub-Adviser’s operations, the quality of the Sub-Adviser’s compliance infrastructure and the experience of its Fund management personnel. The Board then reviewed the capitalization of the Fund’s Sub-Adviser based on financial statements provided by the Sub-Adviser in the Board materials and concluded that the Fund’s Sub-Adviser were sufficiently capitalized (or had other financial resources) to meet its obligations to the Trust. The Trustees concluded that the Sub-Adviser has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  Because the Fund had not yet commenced operations, the Trustees could not consider investment performance of the Fund. However, the Board, including the Independent Trustees, considered the Sub-adviser’s past performance with existing clients. The Board concluded that the Sub-adviser has potential to deliver favorable performance.

Fees and Expenses.  The Board then discussed the proposed fees to be paid to the Sub-Adviser and concluded that the Fund’s sub-advisory fees, as well as its overall expense ratio, were acceptable in light of the quality of the services the Fund expected to receive from the Sub-Adviser and the level of fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund, whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the anticipated size of the Fund for the initial two years of the Agreement, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. They also considered the profits to be realized by the Adviser from other activities related to the Fund.  The Trustees concluded that because of the Fund’s expense limitation agreement and the expected asset levels, the Board was satisfied that the Sub-Adviser’s level of profitability from its relationship with the Fund would not be excessive.

 Conclusion. In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling.  Based on the Trustees' deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the Sub-Advisory Agreement and concluded that the sub-advisory fee is reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Altegris Macro Futures Strategy Fund

TRUSTEES AND OFFICERS (Unaudited)

March 31, 2012

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 unless otherwise noted.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	97

AdvisorOne Funds (12 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011) and Global Real Estate Fund; Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	97	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor Born in 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	98

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (since  2007); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	98	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012)

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** Born in 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003).	97	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Constellation Trust Co.; Northern Lights Variable Trust (since 2006)
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’#146;s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-772-5838..

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Page 2

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-524-9441 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-524-9441.

INVESTMENT ADVISOR

Altegris Advisors, L.L.C

1200 Prospect Street, Suite 550

La Jolla, CA 92037

SUB-ADVISOR

J.P. Morgan Investment Management, Inc.

270 Park Avenue

New York, NY 10017

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine, LLP

41 South High Street, Suite 1700

Columbus, OH 43215

TRUSTED ALTERNATIVES.
INTELLIGENT INVESTING.

www.altegrismutualfunds.com

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 - $18,000

(b)

Audit-Related Fees

2011 -  None

(c)

Tax Fees

2012 - $10,900

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 - $1,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

6/8/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

6/8/12

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

6/8/12